Exhibit 99.1

Page

Mission Foothill Marketplace

Independent Auditors’ Report	F-1

Statement of Revenues and Certain Expenses for the year ended December 31, 2013 (Audited) and nine months ended September 30, 2014 (Unaudited)	F-2

Notes to Statement of Revenues and Certain Expenses for the year ended December 31, 2013 (Audited) and nine months ended September 30, 2014 (Unaudited)	F-3

Pro Forma Consolidated Financial Statements of Retail Opportunity Investments Corp.

Pro Forma Consolidated Balance Sheet as of September 30, 2014 (Unaudited)	F-6

Pro Forma Consolidated Statement of Operations and Comprehensive Income for the nine months ended September 30, 2014 (Unaudited)	F-7

Pro Forma Consolidated Statement of Operations and Comprehensive Income for the year ended December 31, 2013 (Unaudited)	F-8

Notes to Pro Forma Consolidated Financial Statements (Unaudited)	F-9

Pro Forma Consolidated Financial Statements of Retail Opportunity Investments Partnership, LP

Pro Forma Consolidated Balance Sheet as of September 30, 2014 (Unaudited)	F-11

Pro Forma Consolidated Statement of Operations and Comprehensive Income for the nine months ended September 30, 2014 (Unaudited)	F-12

Pro Forma Consolidated Statement of Operations and Comprehensive Income for the year ended December 31, 2013 (Unaudited)	F-13

Notes to Pro Forma Consolidated Financial Statements (Unaudited)	F-14

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders
Retail Opportunity Investments Corp.
Retail Opportunity Investments Partnership, LP

We have audited the accompanying financial statement of the property known as Mission Foothill Marketplace, located in Mission Viejo, California (“Mission Foothill”) which is comprised of the statement of revenues and certain expenses for the year ended December 31, 2013, and the related notes to the financial statement.

Management’s Responsibility for the Financial Statement
Management is responsible for the preparation and fair presentation of this financial statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal controls relevant to the preparation and fair presentation of the financial statement that is free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility
Our responsibility is to express an opinion on this financial statement based on our audit.  We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statement.  The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statement, whether due to fraud or error.  In making those risk assessments, the auditor considers internal controls relevant to the entity’s preparation and fair presentation of the financial statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Mission Foothill’s internal controls.  Accordingly, we express no such opinion.  An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion
In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of Mission Foothill for the year ended December 31, 2013 in accordance with accounting principles generally accepted in the United States of America.

Emphasis-of-Matter
We draw attention to Note 2 to the financial statement, which describes that the accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of Mission Foothill’s revenues and expenses.  Our opinion is not modified with respect to this matter.

/s/ PKF O'Connor Davies
A Division of O'Connor Davies, LLP

New York, New York
February 11, 2015

MISSION FOOTHILL MARKETPLACE
     STATEMENT OF REVENUES AND CERTAIN EXPENSES
(Dollar amounts in thousands)

	Year Ended December 31, 2013	Nine Months Ended September 30, 2014 (Unaudited)
Revenues
Rental income (note 4)	$1,990	$1,577
Total revenues	1,990	1,577

Certain Expenses
Utilities	62	52
Repairs, maintenance and supplies	140	112
Cleaning and landscaping	78	69
Real estate taxes	285	200
Insurance	13	16
Total certain expenses	578	449

Excess of revenues over certain expenses	1,412	1,128

See accompanying notes to statement of revenues and certain expenses.

MISSION FOOTHILL MARKETPLACE
NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2013 (AUDITED)
AND NINE MONTHS ENDED SEPTEMBER 30, 2014 (UNAUDITED)

1.           Business Organization

Retail Opportunity Investments Corp., a Maryland corporation (“ROIC”), is organized in a traditional umbrella partnership real estate investment trust format pursuant to which Retail Opportunity Investments GP, LLC, its wholly-owned subsidiary, serves as the general partner of, and ROIC conducts substantially all of its business through, its operating partnership subsidiary, Retail Opportunity Investments Partnership, LP, a Delaware limited partnership (the “Operating Partnership”) and its subsidiaries.  Unless otherwise indicated or unless the context requires otherwise, all references to the “Company” refer to ROIC together with its consolidated subsidiaries, including the Operating Partnership.

On December 4, 2014, the Company acquired the property known as Mission Foothill Marketplace (“Mission Foothill”) located in Mission Viejo, California, within the Orange County metropolitan area for a purchase price of approximately $29.0 million. Mission Foothill is approximately 110,000 square feet and is anchored by Haggen Food & Pharmacy and CVS Pharmacy.  Mission Foothill was acquired with borrowings under ROIC’s credit facility.

2.   Basis of Presentation and Summary of Significant Accounting Policies

Basis of Presentation

The Statement of Revenues and Certain Expenses (the “financial statement”) has been prepared for the purpose of complying with the provisions of Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The financial statement includes the historical revenues and certain expenses of Mission Foothill, exclusive of rental income related to parcels not acquired by the Company, interest income, depreciation and amortization, rental income relating to the allocation of purchase price of Mission Foothill to above/below market leases and management and advisory fees, which may not be comparable to the corresponding amounts reflected in the future operations of Mission Foothill.

The statement of revenue and certain expenses for the nine month period ended September 30, 2014 is unaudited.  In the opinion of management, such statement reflects all adjustments necessary for a fair presentation of revenue and certain expenses in accordance with the SEC Rule 3-14. All such adjustments are of a normal recurring nature.

Revenue Recognition

Mission Foothill’s operations consist of rental income earned from tenants under leasing arrangements which generally provide for minimum rents and tenant reimbursements.  All leases are classified as operating leases. Minimum rents are recognized by amortizing the aggregate lease payments on a straight-line basis over the terms of the lease (including rent holidays). Tenant reimbursements for real estate taxes, common area maintenance and other recoverable costs are recognized as rental income in the period that the expenses are incurred.

Lease Termination Income

Termination fees are fees that Mission Foothill has agreed to accept in consideration for permitting certain tenants to terminate their lease prior to the contractual expiration date.  Mission Foothill recognizes termination fees when the following conditions are met:  (a) the termination agreement is executed; (b) the termination fee is determinable; (c) all landlord services pursuant to the terminated lease have been rendered; and (d) collectability of the termination fee is assured.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires Mission Foothill’s management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from those estimates.

Accounts Receivable

Bad debts are recorded under the specific identification method, whereby uncollectible receivables are reserved for when identified.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

3.           Subsequent Events

The Company has evaluated subsequent events through February 10, 2015, and has determined that there were no subsequent events or transactions which would require recognition or disclosure in the financial statement.

4.Leases

Mission Foothill is subject to non-cancelable lease agreements through 2023, subject to various escalation clauses, with tenants for retail space. The future minimum rents on non-cancelable operating leases expiring in various years are as follows (dollar amounts in thousands):

Year ending December 31	Amounts

2014	$1,628
2015	1,661
2016	1,494
2017	802
2018	431
Thereafter	1,314
$7,330

The tenant leases provide for annual rents that include the tenants’ proportionate share of real estate taxes and certain property operating expenses. Mission Foothill’s tenant leases generally include tenant renewal options that can extend the lease terms.

Rental income on the financial statement includes the effect of amortizing the aggregate minimum lease payments on a straight-line basis over the entire term of each lease, which resulted in a increase in rental income of approximately $12,000 and $4,000 for the year ended December 31, 2013 and the nine months ended September 30, 2014, respectively.

5.             Concentrations

For the year ended December 31, 2013, two tenants represented approximately 30% and 14% of Mission Foothill’s rental income. For the nine months ended September 30, 2014, such tenants represented approximately 28% and 13% of Mission Foothill’s rental income.

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

The unaudited pro forma consolidated statement of operations and comprehensive income for the nine months ended September 30, 2014 and for the year ended December 31, 2013 are presented as if Retail Opportunity Investments Corp. (the “Company”) had completed the acquisition of Mission Foothill Marketplace (the “Property”) on January 1, 2013. Additionally, the pro forma consolidated balance sheet as of September 30, 2014 has been presented as if the acquisition had been completed on September 30, 2014.

The purchase price allocation is calculated based on a 20/80 allocation to Land and Building and Improvements, respectively.  As of the date of this report, the Company is in the process of evaluating the purchase price allocation in accordance with the Accounting Standards Codification 805.  The purchase price allocation is preliminary and could be subject to change.

The pro forma consolidated financial statements should be read in conjunction with the Company’s 2013 Annual Report on Form 10-K and the Quarterly Report on Form 10-Q for the period ended September 30, 2014. The pro forma consolidated financial statements do not purport to represent the Company’s financial position as of September 30, 2014 or results of operations that would actually have occurred assuming the completion of the acquisition of the Property had occurred on January 1, 2013; nor do they purport to project the Company’s results of operations as of any future date or for any future period.

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2014
(UNAUDITED)
(in thousands)

	Company Historical (1)	Pro Forma Adjustments		Company Pro Forma
ASSETS:
Real Estate Investments:
Land	$521,240	$5,800	(2)	$527,040
Building and improvements	1,163,078	23,200	(2)	1,186,278
	1,684,318	29,000		1,713,318
Less: accumulated depreciation	77,876	—		77,876
Real estate investments, net	1,606,442	29,000		1,635,442
Cash and cash equivalents	10,996	___		10,996
Restricted cash	13,427	—		13,427
Tenant and other receivables, net	25,488	—		25,488
Deposits	5,000	—		5,000
Acquired lease intangible assets, net of accumulated amortization	69,787	—		69,787
Prepaid expenses	544	—		544
Deferred charges, net of accumulated amortization	36,501	—		36,501
Other	2,399	—		2,399
Total assets	$1,770,584	$29,000		$1,799,584

LIABILITIES AND EQUITY

Liabilities:
Term loan	$200,000	$—		$200,000
Credit facility	123,300	29,000	(2)	152,300
Senior Notes Due 2023	246,091	—		246,091
Mortgage notes payable	107,306	—		107,306
Acquired lease intangible liabilities, net of accumulated amortization	112,238	—		112,238
Accounts payable and accrued expenses	18,858	—		18,858
Tenants’ security deposits	3,709	—		3,709
Other liabilities	14,482	—		14,482
Total liabilities	825,984	29,000		854,984

Equity:
Preferred stock	—	—		—
Common stock	9	—		9
Additional-paid-in capital	993,075	—		993,075
Dividends in excess of earnings	(70,639)	—		(70,639)
Accumulated other comprehensive loss	(9,120)	—		(9,120)
Total Retail Opportunity Investments Corp. stockholders’ equity	913,325	—		913,325
Non-controlling interests	31,275	—		31,275
Total equity	944,600	—		944,600
Total liabilities and equity	$1,770,584	$29,000		$1,799,584

See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME
FOR THE NINE MONTHS ENDED  SEPTEMBER 30, 2014
(UNAUDITED)
(in thousands, except per share data)

	Company Historical (1)	Mission Foothill Marketplace (3)	Pro Forma Adjustments		Company Pro Forma
Revenues
Base rents	$87,230	$1,223	$36	(4)	$88,489
Recoveries from tenants	24,137	354	—		24,491
Other income	2,754	—	—		2,754
Total revenues	114,121	1,577	36		115,734

Operating expenses
Property operating	18,062	249	—		18,311
Property taxes	11,566	200	—		11,766
Depreciation and amortization	42,986	—	446	(5)	43,432
General and administrative expenses	8,324	—	—		8,324
Acquisition transaction costs	654	—	—		654
Other expense	405	—	—		405
Total operating expenses	81,997	449	446		82,892

Operating income	32,124	1,128	(410)		32,842
Non-operating income (expenses)
Interest expense and other finance expenses	(20,695)	—	(274	) (7)	(20,969)
Gain on sale of real estate	4,869	—	—		4,869
Net income	16,298	1,128	(684)		16,742
Net income attributable to non-controlling interests	(584)	—	—		(584)
Net Income (Loss) Attributable to Retail Opportunity Investments Corp.	$15,714	$1,128	$(684)		$16,158

Pro forma weighted average shares outstanding:
Basic	80,336				80,366
Diluted	84,477				84,477

Basic income per share	$0.19				$0.20
Diluted income per share	$0.19				$0.19
Dividends per common share	$0.48				$0.48

Comprehensive income:
Net income	$16,298	$1,128	$(684)		$16,742
Other comprehensive loss
Unrealized (loss) gain on swap derivative
Unrealized swap derivative loss arising during the period	(2,792)	—	—		(2,792)
Reclassification adjustment for amortization of interest expense included in net income	2,641	—	—		2,641
Other comprehensive loss	(151)	—	—		(151)
Comprehensive income (loss)	16,147	1,128	(684)		16,591
Comprehensive income attributable to non-controlling interests	(584)	—	—		(584)
Comprehensive income attributable to Retail Opportunity Investments Corp.	$15,563	$1,128	$(684)		$16,007

See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME
FOR THE YEAR ENDED DECEMBER 31, 2013
(UNAUDITED)
(in thousands, except per share data)

	Company Historical (1)	Mission Foothill Marketplace (3)	Pro Forma Adjustments		Company Pro Forma
Revenues
Base rents	$86,195	$1,534	$50	(4)	$87,779
Recoveries from tenants	22,497	456	—		22,953
Mortgage interest	624	—	—		624
Other income	1,916	—	—		1,916
Total revenues	111,232	1,990	50		113,272

Operating expenses
Property operating	19,750	293	—		20,043
Property taxes	11,247	285	—		11,532
Depreciation and amortization	40,398	—	595	(5)	40,993
General and administrative expenses	10,059	—	—		10,059
Acquisition transaction costs	1,688	—	64	(6)	1,752
Other expense	315	—	—		315
Total operating expenses	83,457	578	659		84,694

Operating income	27,775	1,412	(609)		28,578
Non-operating income (expenses)
Interest expense and other finance expenses	(15,855)	—	(365	) (7)	(16,220)
Gain on consolidation of joint venture	20,382	—	—		20,382
Equity in earnings from unconsolidated joint venture	2,390	—	—		2,390
Income from continuing operations	34,692	1,412	(974)		35,130
Loss from discontinued operations	(714)	—	—		(714)
Net income	33,978	1,412	(974)		34,416
Net income attributable to non-controlling interests	(165)	—	—		(165)
Net Income Attributable to Retail Opportunity Investments Corp.	$33,813	$1,412	$(974)		$34,251

Pro forma weighted average shares outstanding:
Basic	67,419				67,419
Diluted	71,004				71,004

Net income per share – basic: Income from continuing operations	$0.51				$0.52
Loss from discontinued operations	(0.01)				(0.01)
Net earnings per share	$0.50				$0.51
Net income per share – diluted:
Income from continuing operations	$0.49				$0.49
Loss from discontinued operations	(0.01)				(0.01)
Net earnings per share	$0.48				$0.48
Dividends per common share	$0.60				$0.60

Comprehensive income:
Net income	$33,978	$1,412	$(974)		$34,416
Other comprehensive income
Unrealized swap derivative gain arising during the period	4,565	—	—		4,565
Reclassification adjustment for amortization of interest expense included in net income	4,621	—	—		4,621
Other comprehensive income	9,186	—	—		9,186
Comprehensive income	43,164	1,412	(974)		43,602
Comprehensive income attributable to non-controlling interests	(165)	—	—		(165)
Comprehensive income attributable to Retail Opportunity Investments Corp.	$42,999	$1,412	$(974)		$43,437

See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS CORP.
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

Notes to the Pro Forma Consolidated Financial Statements

1.	Derived from the Company’s unaudited and audited financial statements for the nine months ended September 30, 2014 and the year ended December 31, 2013, respectively.
2.	Reflects the pro forma acquisition of the Property for approximately $29.0 million. The acquisition was funded with borrowings under ROIC’s credit facility.
3.	Derived from the Property’s unaudited and audited financial statements for the nine months ended September 30, 2014 and the year ended December 31, 2013, respectively.
4.
Reflects the pro forma adjustment of $36,000 and $50,000 for the nine months ended September 30, 2014 and the year ended December 31, 2013, respectively, to record operating rents on a straight-line basis beginning January 1, 2013.

5.
Reflects the estimated depreciation for the Property based on the estimated values allocated to the building at the beginning of the periods presented.  Depreciation expense is computed on a straight-line basis over the estimated useful life of the assets as follows (dollar amounts in thousands):

	Estimated Useful Life	Nine Months Ended September 30, 2014 Depreciation Expense	Year Ended December 31, 2013 Depreciation Expense

Building	39 years	$446	$595

6.	Reflects the pro forma adjustment for estimated costs related to the acquisition of the Property.
7.
Reflects the pro forma adjustment to interest expense, assuming the Company had borrowed funds from the credit facility to fund the purchase price of the Property, as if the acquisition had been made on the first day of the periods presented.

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP
PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

The unaudited pro forma consolidated statement of operations and comprehensive income for the nine months ended September 30, 2014 and for the year ended December 31, 2013 are presented as if Retail Opportunity Investments Partnership, LP (the “Operating Partnership”) had completed the acquisition of Mission Foothill Marketplace (the “Property”) on January 1, 2013. Additionally, the pro forma consolidated balance sheet as of September 30, 2014 has been presented as if the acquisition had been completed on September 30, 2014.

The purchase price allocation is calculated based on a 20/80 allocation to Land and Building and Improvements, respectively.  As of the date of this report, the Operating Partnership is in the process of evaluating the purchase price allocation in accordance with the Accounting Standards Codification 805.  The purchase price allocation is preliminary and could be subject to change.

The pro forma consolidated financial statements should be read in conjunction with the Operating Partnership’s 2013 Annual Report on Form 10-K and the Quarterly Report on Form 10-Q for the period ended September 30, 2014. The pro forma consolidated financial statements do not purport to represent the Operating Partnership’s financial position as of September 30, 2014 or results of operations that would actually have occurred assuming the completion of the acquisition of the Property had occurred on January 1, 2013; nor do they purport to project the Operating Partnership’s results of operations as of any future date or for any future period.

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP
PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2014
(UNAUDITED)
(in thousands)

	Operating Partnership Historical (8)	Pro Forma Adjustments		Operating Partnership Pro Forma
ASSETS:
Real Estate Investments:
Land	$521,240	$5,800	(9)	$527,040
Building and improvements	1,163,078	23,200	(9)	1,186,278
	1,684,318	29,000		1,713,318
Less: accumulated depreciation	77,876	—		77,876
Real estate investments, net	1,606,442	29,000		1,635,442
Cash and cash equivalents	10,996	____		10,996
Restricted cash	13,427	—		13,427
Tenant and other receivables, net	25,488	—		25,488
Deposits	5,000	—		5,000
Acquired lease intangible assets, net of accumulated amortization	69,787	—		69,787
Prepaid expenses	544	—		544
Deferred charges, net of accumulated amortization	36,501	—		36,501
Other	2,399	—		2,399
Total assets	$1,770,584	$29,000		$1,799,584

LIABILITIES AND CAPITAL

Liabilities:
Term Loan	$200,000	$—		$200,000
Credit facility	123,300	29,000	(9)	152,300
Senior Notes Due 2023	246,091	—		246,091
Mortgage notes payable	107,306	—		107,306
Acquired lease intangible liabilities, net of accumulated amortization	112,238	—		112,238
Accounts payable and accrued expenses	18,858	—		18,858
Tenants’ security deposits	3,709	—		3,709
Other liabilities	14,482	—		14,482
Total liabilities	825,984	29,000		854,984

Capital:
Partners’ capital, unlimited partnership units authorized :
ROIC capital (consists of general and limited partnership interests held by ROIC)	922,445	—		922,445
Limited partners’ capital (consists of limited partnership interests held by third parties)	31,275	—		31,275
Accumulated other comprehensive loss	(9,120)	—		(9,120)
Total capital	944,600	—		944,600
Total liabilities and capital	$1,770,584	$29,000		$1,799,584

See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014
(UNAUDITED)
(in thousands, except per share data)

	Operating Partnership Historical (8)	Mission Foothill Marketplace (10)	Pro Forma Adjustments		Operating Partnership Pro Forma
Revenues
Base rents	$87,230	$1,223	$36	(11)	$88,489
Recoveries from tenants	24,137	354	—		24,491
Other income	2,754	—	—		2,754
Total revenues	114,121	1,577	36		115,734

Operating expenses
Property operating	18,062	249	—		18,311
Property taxes	11,566	200	—		11,766
Depreciation and amortization	42,986	—	446	(12)	43,432
General and administrative expenses	8,324	—	—		8,324
Acquisition transaction costs	654	—	—		654
Other expense	405	—	—		405
Total operating expenses	81,997	449	446		82,892

Operating income	32,124	1,128	(410)		32,842
Non-operating income (expenses)
Interest expense and other finance expenses	(20,695)	—	(274	) (14)	(20,969)
Gain on sale of real estate	4,869	—	—		4,869
Net Income Attributable to Retail Opportunity Investments Partnership, LP	$16,298	$1,128	$(684)		$16,742

Pro forma weighted average units outstanding:
Basic	80,366				80,366
Diluted	84,477				84,477

Basic income per unit	$0.19				$0.21
Diluted income per unit	$0.19				$0.20

Distributions per unit	$0.48				$0.48

Comprehensive income:
Net income	$16,298	$1,128	$(684)		$16,742
Other comprehensive loss
Unrealized (loss) gain on swap derivative
Unrealized swap derivative loss arising during the period	(2,792)	—	—		(2,792)
Reclassification adjustment for amortization of interest expense included in net income	2,641	—	—		2,641
Other comprehensive loss	(151)	—	—		(151)

Comprehensive income attributable to Retail Opportunity Investments Partnership, LP	$16,147	$1,128	$(684)		$16,591

See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME
FOR THE YEAR ENDED DECEMBER 31, 2013
(UNAUDITED)
(in thousands, except per share data)

	Operating Partnership Historical (8)	Mission Foothill Marketplace (10)	Pro Forma Adjustments		Operating Partnership Pro Forma
Revenues
Base rents	$86,195	$1,534	$50	(11)	$87,779
Recoveries from tenants	22,497	456	—		22,953
Mortgage interest	624	—	—		624
Other income	1,916	—	—		1,916
Total revenues	111,232	1,990	50		113,272

Operating expenses
Property operating	19,750	293	—		20,043
Property taxes	11,247	285	—		11,532
Depreciation and amortization	40,398	—	595	(12)	40,993
General and administrative expenses	10,059	—	—		10,059
Acquisition transaction costs	1,688	—	64	(13)	1,752
Other expense	315	—	—		315
Total operating expenses	83,457	578	659		84,694

Operating income	27,775	1,412	(609)		28,578
Non-operating income (expenses)
Interest expense and other finance expenses	(15,855)	—	(365	) (14)	(16,220)
Gain on consolidation of joint venture	20,382	—	—		20,382
Equity in earnings from unconsolidated joint venture	2,390	—	—		2,390
Income from continuing operations	34,692	1,412	(974)		35,130
Loss from discontinued operations	(714)	—	—		(714)
Net Income Attributable to Retail Opportunity Investments Partnership, LP	$33,978	$1,412	$(974)		$34,416

Pro forma weighted average units outstanding:
Basic	68,258				68,258
Diluted	71,004				71,004

Net income per unit - basic:
Income from continuing operations	$0.51				$0.51
Loss from discontinued operations	(0.01)				(0.01)
Net income per unit	$0.50				$0.50
Net income per unit - diluted:
Income from continuing operations	$0.49				$0.49
Loss from discontinued operations	(0.01)				(0.01)
Net income per unit	$0.48				$0.48
Distributions per unit	$0.60				$0.60

Comprehensive income:
Net income	$33,978	$1,412	$(974)		$34,416
Other comprehensive income
Unrealized swap derivative gain arising during the period	4,565	—	—		4,565
Reclassification adjustment for amortization of interest expense included in net income	4,621	—	—		4,621
Other comprehensive income	9,186	—	—		9,186
Comprehensive income attributable to Retail Opportunity Investments Partnership, LP	$43,164	$1,412	$(974)		$43,602

See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

Notes to the Pro Forma Consolidated Financial Statements

8.	Derived from the Operating Partnership’s unaudited and audited financial statements for the nine months ended September 30, 2014 and the year ended December 31, 2013, respectively.
9.	Reflects the pro forma acquisition of the Property for approximately $29.0 million. The acquisition was funded with borrowings under ROIC’s credit facility.
10.	Derived from the Property’s unaudited and audited financial statements for the nine months ended September 30, 2014 and the year ended December 31, 2013, respectively.
11.
Reflects the pro forma adjustment of $36,000 and $50,000 for the nine months ended September 30, 2014 and the year ended December 31, 2013, respectively, to record operating rents on a straight-line basis beginning January 1, 2013.

12.
Reflects the estimated depreciation for the Property based on the estimated values allocated to the building at the beginning of the periods presented.  Depreciation expense is computed on a straight-line basis over the estimated useful life of the assets as follows (dollar amounts in thousands):

	Estimated Useful Life	Nine Months Ended September 30, 2014 Depreciation Expense	Year Ended December 31, 2013 Depreciation Expense

Building	39 years	$446	$595

13.	Reflects the pro forma adjustment for estimated costs related to the acquisition of the Property.
14.
Reflects the pro forma adjustment to interest expense, assuming the Operating Partnership had borrowed funds from the credit facility to fund the purchase price of the Property, as if the acquisition had been made on the first day of the period presented.